November 2006 November 2006 Synova Healthcare Group, Inc. Investor Presentation “Bringing Innovation To Women’s Health Care” Exhibit 99.3

Bringing Innovation To Women’s Health Care 2
Forward-Looking Statements
This presentation is CONFIDENTIAL and may include forward-looking statements. Certain information, projections and statements included in this presentation are necessarily based on estimates and assumptions that, while considered reasonable by Synova Healthcare
Group, Inc. (Synova) management, are inherently subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of management, and are based upon assumptions with respect to future business decisions, which are subject to change. Management’s projections and
Synova’s actual results will vary and those variations may be material. Nothing in this presentation should be regarded as representation by Synova or any other person that the forward-looking statements and projections set forth herein (or any other materials delivered to you by or on behalf of Synova) will be achieved or that any of the contemplated results of such forward-looking statements or projections will be achieved.
Neither Synova or any of its agents, representatives, officers, employees or affiliates assumes responsibility for the accuracy or adequacy of information contained within this presentation.

Bringing Innovation To Women’s Health Care 3
The Offering
Issuer: Synova Healthcare Group, Inc.
Symbol: OTC BB: SNVH
Amount: $15 Million
Use of Proceeds: Acquisition of Allendale Pharmaceuticals,
Inc. (API) including assumed liabilities of
API, product re-launch, sales & marketing
Expected Closing: November, 2006*
*Simultaneous with closing of the acquisition of Allendale Pharmaceuticals Inc.

Bringing Innovation To Women’s Health Care 4
Allendale Pharmaceuticals Transaction Summary
•
In December 1998, Allendale acquired the Today® Sponge from
American Home Products, Inc. The acquisition included the approved
New Drug Application ("NDA"), the brand name, all manufacturing equipment, and various registrations in 70 countries throughout the world, the Today® Personal Lubricant, and the Today® Condom
•
On December 1, 2006, Synova plans to acquire Allendale in an all stock transaction for 16 M shares of common SNVH stock, and
assumed liabilities not to exceed $ 5M
•
Today Sponge, will complement Synova’s existing product line and will contribute substantially to future revenue growth

Bringing Innovation To Women’s Health Care 5
•
Synova is building a company that will place innovative, non-invasive diagnostic tests directly in the hands of the user, where the need for rapid and accurate results is most desired
•
Synova will leverage its retail distribution and healthcare provider access to deliver additional adjacent
product lines that allow the Company to continually
bring innovation to women’s health care, delivering healthcare products that address every stage of a woman’s reproductive life
“Diagnostic testing will increasingly be performed at the point-of-care (POC), streamlining disease management and reducing health care costs.”
Key Strengths of Synova:
•
The vision for building the point-of–care rapid diagnostic testing market
•
The plan for bringing innovative diagnostic testing to the end-user
•
A pipeline of novel products targeted specifically in women’s health
•
A proven management team that can grow the business
Company Overview
Decision Resources, March 30, 2004

Bringing Innovation To Women’s Health Care 6
Company History
•
Synova Healthcare, Inc. formed in Apr. 2003
•
First product (Menocheck®) launched Nov. 2003
•
Second product (MenocheckPro®) launched May 2004
•
Agreement with AGBL signed Dec. 2004, reverse merger executed in Feb. 2005
•
SB2 filed with SEC Mar., 2005 and declared “effective” by Aug. 12, 2005
•
SNVH.PK moved to SNVH.OTCBB, Dec. 12, 2005
•
BioPad, Ltd. development and distribution agreement signed, Sept. 2005
•
Common Sense, Ltd. distribution agreement for Fem-V™ signed Dec. 2005
•
Management Team expanded to include CFO, CSO, VPS & VPM, 4Q 2005
•
Distribution Agreements executed 2Q 06 with QuantRx & OT, LLC
•
Signed LOI to acquire API, 4Q 2006

Bringing Innovation To Women’s Health Care 7
Experienced Management
•
Proven skill in strategic planning
•
Strong drive for results
•
Deep industry knowledge
•
Established relationships in pharma
and retail healthcare
•
Experience across various business
and product stages
•
Restructured businesses
•
Launched products
•
Changed strategic direction
•
Phase 1 through 4
pharmaceutical development
•
Brand acquisition, licensing and
divestment
•
Identification of new market
opportunity/new business
development
Leadership
Stephen King, Chairman & Chief Executive Officer
David Harrison, President & Chief Operating Officer
Robert Edwards, Chief Financial Officer
Ron Spangler, PhD, Chief Scientific Officer

Bringing Innovation To Women’s Health Care 8
• Synova products are distributed at
over 15,000 Drug and Food store
locations, including 9 of the top 10
retail drug chains
• Synova currently has a proposal for
placement of MenoCheck® & Fem-V™
at CVS, the #1 Drug Chain in the US
with 6,200 locations
Retail Distribution
* API acquisition results in immediate distribution
access to CVS, Wal-Mart and Target

Bringing Innovation To Women’s Health Care 9
•
MenoCheckPro®
distribution is
commencing at PSS, Labsco, Moore
Medical and Kreisers Medical,
servicing 300,000 physician offices
through over 1,000 reps
• Synova recently executed
distribution agreements with
Cardinal Health and McKesson
Medical, two national medical
distributors that service over
200,000 physician offices through
550 sales reps
Point-of-Care Distribution

Bringing Innovation To Women’s Health Care 10
Product Introduction Timeline
2006
2006
2007
2007
2008
2008
2009
2009
Q1 Q1 Q2 Q2 Q3 Q3 Q4 Q4 Q1 Q1 Q2 Q2 Q3 Q3 Q4 Q4 Q1 Q1 Q2 Q2 Q3 Q3 Q4 Q4
MenoCheck®
MenoCheck®
/ MenocheckPro®
/ MenocheckPro®
Fem-V™
Fem-V™
/ **Fem-V Pro™
/ **Fem-V Pro™
Q1    Q2 Q1    Q2
Today®
Today®
Sponge
Sponge
Ovulook
Ovulook™
TM / Fem-V™
/ Fem-V™
Vaginal Tablets
Vaginal Tablets
Hemorrhoid Pad
Hemorrhoid Pad
**BioPad™
**BioPad™
Fetal Monitor
Fetal Monitor
** Denotes products in development
In-market
Anticipated Launch
In Development

Bringing Innovation To Women’s Health Care 11
MenoCheck®
/ MenocheckPro®
•
MenoCheck® Menopause Indicator Test is the first OTC
test for the detection of the onset of menopause
•
MenocheckPro®, the first rapid FSH test commercialized
for professional use, displaces FSH blood testing by
providing rapid results and revenue stream to the clinician
•
Women need to know if and when they are transitioning
to menopause so they can work with their healthcare
providers to mitigate risks associated with menopause
onset (cardiovascular disease, osteoporosis)
•
The product is 99% accurate, and identifies FSH levels
that exceed 25 mIU/ml
•
MenoCheck® has allowed Synova to establish reliable
distribution channels that will be useful in future
dissemination of the Today Sponge

Bringing Innovation To Women’s Health Care 12
Fem-V™
/ *Fem-V Pro™
•
Quick and easy to use home test for vaginal
infections, in a convenient pantiliner
design
•
Helps to determine whether infection is yeast
(which can be safely treated with OTC meds)
or bacterial (requiring prescriptive treatment
by a healthcare provider)
•
Vaginitis is the single most common reason
why women present at a doctor’s office
annually
•
More than 10,000,000 office visits per year
*Development ongoing, anticipated in 2007
Candida
29%
BV
34%
TV
3%
BV+TV
5%
Mixed
24%
Normal
5%
Candida
BV
TV
BV+TV
Mixed
Normal

Bringing Innovation To Women’s Health Care 13
The Today® Sponge
•
During the 11 years that it was on the market,
the Today® Sponge was the #1 selling OTC
female contraceptive in the United States
•
Over a quarter billion sponges were used
between 1984 and 1995, and peak year sales
exceeded $ 40 M
•
The Sponge was showcased in 1997 on the TV
show “Seinfeld”, and the word “spongeworthy”
has become part of today’s vernacular

Bringing Innovation To Women’s Health Care 14
The Today® Sponge
•
Contraception a $3+ billion market worldwide
•
65 million sexually active women of childbearing age in
US, of which 88% practice some form of birth control
•
Non-hormonal treatments (including Today Sponge,
condoms and other spermicides) are an essential
category for women for whom hormonal contraception
is contraindicated (e.g., smokers), or not well tolerated
•
Allendale’s gross sales of The Sponge have exceeded
$3M since the product’s return in September 2005, with
no marketing support
•
Distribution has already been established at CVS, Wal-
Mart, Target and Walgreens

Bringing Innovation To Women’s Health Care 15 Product Pipeline

Bringing Innovation To Women’s Health Care 16
H-Pad: A Novel Advance in Hemorrhoid Relief
•
Synova executed 5 year exclusive distribution
agreement with QuantRx Biomedical, Inc.
•
Novel product developed for the treatment and
relief of hemorrhoids
•
Hemorrhoids are a very common ailment, with a
slightly higher prevalence in females (pregnancy)
•
12.5 million sufferers estimated annually
•
Current OTC category valued at ~$300M, with
no “new” technology in more than 15 years
•
Synova initially plans to launch this product as a
brand specifically targeted only for women
SNVH-QTXB Distribution
Agreement Just Announced
July 13, 2006!

Bringing Innovation To Women’s Health Care 17
Ovulook™ Fertility Monitor
•
Synova entering 3 year exclusive distribution agreement with
Ovulation Technology, LLC
•
Ovulook™ is a non-invasive fertility monitor that is saliva-based rather than urine-based
•
The device can capture and record the entire ovulatory cycle, and disks can be reviewed with healthcare providers
•
Ovulook™ provides the equivalent of 60 urine tests, for $39.99
•
The OTC fertility monitoring/ovulation prediction market today is valued at ~$50M and growing at 2%
•
In 2004, 9.3 million women paid for infertility services
•
Ovulook™ anticipated to be introduced by Synova in 2Q 2007

Bringing Innovation To Women’s Health Care 18
The BioPad™ Fetal Monitor
•
First ever portable, disposable fetal activity detector
and data recorder
•
Non-invasively monitors fetal activity, then displays data for expectant mother
•
Synova and BioPad joint product development
•
Synova has exclusive distribution rights in N.A., and
a first right on all other geographies
•
Synova also holds 2% royalty trademark
•
Synova acquired a 25% stake in BioPad in 2006
•
4,000,000 live births annually in the U.S.
•
40% of pregnancies are considered “high-risk”, while
another 30% are “routine pregnancies in 1
st
time moms”
•
BioPad™ will retail for approximately $100 per pregnancy

Bringing Innovation To Women’s Health Care 19
Market Opportunity Summary
The Markets we address and intend to address include:
•
Menopause
•
Vaginal Infection / Vaginal Health
•
Non-hormonal Contraception
•
Hemorrhoid Treatment
•
Ovulation Prediction / Fertility Monitoring
•
Fetal Monitoring
Synova Healthcare Group, Inc. - addressing the healthcare
needs of women from menarche through to menopause!
• Over the next decade, 22 M
women will enter menopause
annually
• Addressable audience includes the
50% of women who are
symptomatic
• A 2.5% market penetration would
yield $ 5.5 M in gross revenue for
MenoCheck®
/ MenocheckPro®

Bringing Innovation To Women’s Health Care 20
Market Opportunity Summary
The Markets we address and intend to address include:
•
Menopause
•
Vaginal Infection / Vaginal Health
•
Non-hormonal Contraception
•
Hemorrhoid Treatment
•
Ovulation Prediction / Fertility Monitoring
•
Fetal Monitoring
Synova Healthcare Group, Inc. - addressing the healthcare
needs of women from menarche through to menopause!
• Vaginitis is the single most common
reason women present at their
doctor’s office, accounting for more
than 10 M office visits per year
• If 10% of these cases tested with
first with Fem-V™, our brand would
realize $ 4.8 M in gross revenue

Bringing Innovation To Women’s Health Care 21
Market Opportunity Summary
The Markets we address and intend to address include:
•
Menopause
•
Vaginal Infection / Vaginal Health
•
Non-hormonal Contraception
•
Hemorrhoid Treatment
•
Ovulation Prediction / Fertility Monitoring
•
Fetal Monitoring
Synova Healthcare Group, Inc. - addressing the healthcare
needs of women from menarche through to menopause!
• In the US alone, there are 65 M
sexually active women
• A 1% penetration would yield
~ 650,000 customers
• Assuming once per month use,
resulting gross sales would be $ 18 M

Bringing Innovation To Women’s Health Care 22
Market Opportunity Summary
The Markets we address and intend to address include:
•
Menopause
•
Vaginal Infection / Vaginal Health
•
Non-hormonal Contraception
•
Hemorrhoid Treatment
•
Ovulation Prediction / Fertility Monitoring
•
Fetal Monitoring
Synova Healthcare Group, Inc. - addressing the healthcare
needs of women from menarche through to menopause!
• The OTC hemorrhoid treatment and
remedies category is estimated to be $280
M
• There are an estimated 12.5 M sufferers
annually, with “flare-ups” occurring 4X per
year (7.5 M are female)
• A 2% market penetration in just the
female users would yield $8.9 M in gross
revenue for our brand, which will retail for
$14.99 / 24 pads

Bringing Innovation To Women’s Health Care 23
Market Opportunity Summary
The Markets we address and intend to address include:
•
Menopause
•
Vaginal Infection / Vaginal Health
•
Non-hormonal Contraception
•
Hemorrhoid Treatment
•
Ovulation Prediction / Fertility Monitoring
•
Fetal Monitoring
Synova Healthcare Group, Inc. - addressing the healthcare
needs of women from menarche through to menopause!
• The OTC ovulation prediction category is
estimated to be $50 M, and is dominated
by urine LH tests
• An estimated 6.25 M tests are purchased
annually (average unit $8)
• Includes 780,000 customers using
4 tests per cycle for 2 cycles
• If 10% of this addressable audience
elected to use Ovulook™ over urine
assays, gross sales would be $3 M

Bringing Innovation To Women’s Health Care 24
Market Opportunity Summary
The Markets we address and intend to address include:
•
Menopause
•
Vaginal Infection / Vaginal Health
•
Non-hormonal Contraception
•
Hemorrhoid Treatment
•
Ovulation Prediction / Fertility Monitoring
•
Fetal Monitoring
Synova Healthcare Group, Inc. - addressing the healthcare
needs of women from menarche through to menopause!
• In the US, there are 4 M live births
annually
• 40% of pregnancies are considered
high risk, another 30% are “routine”
first time moms
• Average acquisition cost per
pregnancy will be $100
• 10% of expectant mothers using
the BioPad would result in gross
sales $ 40 M

Bringing Innovation To Women’s Health Care 25
Operational and Financial Impact
•
The Allendale acquisition substantially accelerates the
Synova business plan
•
Today® Sponge is a highly recognized consumer brand that is already a
“live” retail item providing immediate revenue, and expanding distribution
•
Current distribution for the Today Sponge includes Walgreens, Target, Rite
Aid, CVS, WalMart and Publix

Bringing Innovation To Women’s Health Care 26
PIPE Use of Proceeds
•
$15 M PIPE to execute the strategic acquisition of API and launch two additional products
•
Use of Proceeds:
•
$5M related to acquisition of API
•
$5M to “launch” the return of The Today® Sponge
•
$4M to introduce the H-Pad* and Ovulook*
•
$1M to transaction placement fees
* Recently signed Distribution Agreements

Bringing Innovation To Women’s Health Care 27
SNVH Capitalization Table
•
SNVH pre-API acquisition (as of Nov 22 /06):
•
Currently Issued 17,665,780 Market Cap. ~ $ 28 M
•
Warrants 5,529,849
•
Options 1,726,976
•
SNVH Fully Diluted 24,922,605
•
SNVH post-API acquisition:
•
SNVH Issued 17,665,780
•
API Issuance 16,000,000
•
PIPE Issuance 15,000,000
•
Total Issued 48,665,780
•
Warrants 5,529,849
(SNVH warrants from above)
•
PIPE Warrants 16,500,000
•
Options 1,726,976
•
SNVH Fully Diluted 72,422,605
(approximately $26 M in capital upon
execution of warrants)

Bringing Innovation To Women’s Health Care 28
Investment Highlights
•
Accomplished Management Team
•
Thorough understanding of OTC/POC healthcare space
•
Proven leadership and ability to build business
•
Unique relationships with big pharma
•
Business Model Leverages Synergistic Product Line
•
Focused on bringing Innovation to Women’s Health
•
Distribution channels (OTC and POC) already well established
•
Pipeline of Innovative, First in Class Diagnostics and Devices
•
Ability to identify, develop and swiftly capitalize on new product opportunities
•
Swift execution a core competency
•
Acquisition Creates Critical Mass
•
Allows SNVH to rapidly scale up distribution for current brands
•
Today Sponge is a highly recognized brand that brings immediate revenue, and when combined with total portfolio clearly places Synova forefront in the minds of stakeholders
Strategic, acquisition-driven investment opportunity with critical infrastructure in place and providing substantial growth opportunities

1400 N. Providence Road, Suite 6010 Media, PA 19063 (610)565-7080 / (610)565-7081 fax www.synovahealthcare.com www.menocheck.com / www.menocheckpro.com www.fem-v.com